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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2004

PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8182 (Commission File Number)	74-2088619 (I.R.S. Employer Identification No.)
9310 Broadway, Building I San Antonio, Texas (Address of principal executive offices)	78217 (Zip Code)

Registrant's telephone number, including area code: (210) 828-7689

Item 5. Other Events and Regulation FD Disclosure

        On June 23, 2004, we issued a press release with respect to our results of operations for the fourth quarter and year ended March 31, 2004 (the "Press Release"). Incorporated by reference into this Item 5 are the following financial tables of Pioneer Drilling Company and subsidiaries, appearing following the text of the Press Release furnished as Exhibit 99.1 to this report:

  •
  Statements of Operations,

  •
  Operating Statistics, and

  •
  Condensed Consolidated Balance Sheets.

        Only these tables are incorporated by reference into this Item 5.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press release issued by Pioneer Drilling Company, dated June 23, 2004.

Item 12. Results of Operations and Financial Condition

        A copy of the Press Release we issued on June 23, 2004 is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 12.

        The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
By:	/s/ WILLIAM D. HIBBETTS William D. Hibbetts Senior Vice President and Chief Financial Officer

Date: June 23, 2004

EXHIBIT INDEX

No.	Description
99.1	Press release issued by Pioneer Drilling Company, dated June 23, 2004.

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX